UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2007

                             STAR ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)
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                   000-29323                    87-0643634
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          (Commission File Number) (I.R.S. Employer Identification No.)

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                  317 Madison Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 500-5006
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On February 9, 2007, we entered into a Securities Purchase Agreement dated as of that date (the "Securities Purchase Agreement") with institutional investors ("Purchasers"), for the purchase and sale of our 8% Secured Convertible Debentures in the aggregate principal amount of $7,500,000 (the "Debentures") for a total gross purchase price of $7,500,000 (the "Debt Financing"). Pursuant to the terms of the Securities Purchase Agreement, we also issued to the Purchasers at closing on February 12, 2007, warrants to purchase an aggregate of 2,437,500 shares of our common stock at an initial exercise price of $3.81 per share, subject to adjustment for certain issuances, transactions and events resulting in dilution to the holders.

      The principal amount of the Debentures, together with accrued but unpaid interest and any other amounts due thereon, is due and payable on February 11, 2010, or earlier upon acceleration following an event of default, as defined in the Debentures. The Debentures bear interest at a nominal rate of 8% per annum, payable quarterly, in cash or additional shares of our common stock at our election.

      The principal amount of the Debentures and accrued interest thereon is convertible into shares of our common stock at the election of the Purchasers at an initial exercise price of $2.00 per share, subject to adjustment for certain issuances, transactions or events that would result in dilution to the holders. The option of each Purchaser to convert the Debentures, or exercise the Warrants, is subject to the restriction that such conversion or exercise, does not result in the Purchaser beneficially owning at any one time more that 4.99% of our outstanding shares of common stock.

      Payment of the Debentures is guaranteed by each of our subsidiaries pursuant to the terms of a Guarantee dated as of February 9, 2007 in favor of the Purchasers and secured by all of our assets and the assets of Volga-Neft Limited Company, a corporation formed under the laws of the Russian Federation, Samara Region pursuant to the terms of the Security Agreement by and between us and the Purchasers, dated as of February 9, 2007 (the "Security Agreement").

      Pursuant to the terms of a Registration Rights Agreement by and between us and the Purchasers, dated as of February 9, 2007 (the "Registration Rights Agreement"), we have agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form SB-2 for the purpose of registering for resale all of the shares of our common stock issuable upon conversion of the Debentures and the exercise of the Warrants.

      We plan to use the net proceeds of the Debt Financing to expand our operations, to fund strategic initiatives and to repay certain liabilities.

Lock-Up Agreement

      As a condition of the Debt Financing, we have entered into agreements with each of our officers, directors and principal stockholders pursuant to which each of them has agreed not to sell any shares of our common stock prior to 90 calendar days after the registration statement covering registering for resale all of the shares of our common stock issuable upon conversion of the Debentures and the exercise of the Warrants has been declared effective.

      The foregoing description of the Debentures, the Warrants, the Security Agreement, the Guarantee, the Securities Purchase Agreement, the Registration Rights Agreement and the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the Debentures, the Warrants, the Security Agreement, the Guarantee, the Securities Purchase Agreement, the Registration Rights Agreement and the Lock-Up Agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3. 4.4, 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.


Placement Agent Agreement

      On February 9, 2007, we entered into a placement agency agreement (the Placement Agency Agreement") appointing Rodman & Renshaw as our placement agent for the Debt Financing (the "Placement Agent"). The following summary of the Placement Agency Agreement is qualified in its entirety by the full text of that agreement which has been filed as Exhibit 10.4 to this Current Report.

      We paid the Placement Agent 7% of the gross proceeds from the sale of the Debentures, a portion of which may be reallocated to other registered broker-dealers participating in the offering, and reimburse the Placement Agent for $25,000 of its expenses. We also issued to the Placement Agent a warrant to purchase 262,500 shares of our common stock at an exercise price of $3.81 per share, subject to adjustments. We also have agreed to indemnify the Placement Agent, its selected dealers, agents and their respective officers, directors, employees and controlling persons against liabilities incurred under the Securities Act, as well as claims made against those persons for finder's or broker's fees, and to reimburse those persons for expenses (including reasonable attorneys' fees) incurred in investigating and defending against claims asserted against them, in connection with the offer and sale of the Debentures, except in certain circumstances, and to the extent indemnification is not available, to contribute to payments made by those persons.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information contained in Item 1.01 of this Current Report is incorporated by reference in this Section 2.03.


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Item 3.02 Unregistered Sales of Equity Securities

      The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The securities described in Item
1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The Securities Purchase Agreements executed in connection therewith contain representations to support the Company's reasonable belief that each of the Purchasers had access to information concerning its operations and financial condition, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.


Item 7.01 Regulation FD Disclosure.

      On February 12, 2007, the Company issued a press release to report the Debt Financing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.       Description
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4.1               Form of the Company's 8% Secured Convertible Debenture due
                  2010
4.2               Form of Common Stock Purchase Warrant
4.3               Form of Security Agreement dated as of February 9, 2007
4.4               Form of Subsidiary Guarantee dated as of February 9, 2007
10.1              Form of Securities Purchase Agreement dated as of February 9,
                  2007
10.2              Form of Registration Rights Agreement dated as of February 9,
                  2007
10.3              Form of Lock-Up Agreement dated as of February 9, 2007
10.4              Agreement dated December 14, 2006 betweeen Star Energy
                  Corporation and Rodman & Renshaw
99.1              Press Release, dated February 12, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      STAR ENERGY CORPORATION

Date: February 13, 2007                               By: /s/ Patrick J. Kealy
                                                          --------------------
                                                          Patrick J. Kealy
                                                          President and CEO


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

4.1               Form of the Company's 8% Secured Convertible Debenture due
                  2010
4.2               Form of Common Stock Purchase Warrant
4.3               Form of Security Agreement dated as of February 9, 2007
4.4               Form of Subsidiary Guarantee dated as of February 9, 2007
10.1              Form of Securities Purchase Agreement dated as of February 9,
                  2007
10.2              Form of Registration Rights Agreement dated as of February 9,
                  2007
10.3              Form of Lock-Up Agreement dated as of February 9, 2007
10.4 Agreement dated December 14, 2006 betweeen Star Energy Corporation and Rodman & Renshaw
99.1              Press Release, dated February 12, 2007